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                                                                   Exhibit 99.1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

     [ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
         PURSUANT TO SECTION 305(b)(2)


                           BNY WESTERN TRUST COMPANY
              (Exact name of trustee as specified in its charter)

            California                               95-3571558
  (Jurisdiction of Incorporation                  (I.R.S. Employer
         or organization                         Identification No.)
   if not a U.S. national bank)

             700 SOUTH FLOWER STREET, LOS ANGELES, CALIFORNIA 90017
             (Address of principal executive offices)   (Zip Code)

                           Corporate Trust Department
     700 South Flower Street, Los Angeles, California 90017 (213) 630-6240
            (Name, address and telephone number of agent for service)

              STARWOOD LODGING TRUST/STARWOOD LODGING CORPORATION
              (Exact name of obligor as specified in its charter)

            MARYLAND                             52-0901263/52-1193298
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)

             2231 EAST CAMELBACK ROAD, SUITE 400, PHOENIX, AZ 85016
              (Address of principal executive offices)  (Zip Code)



                     NON-INTEREST BEARING CONVERTIBLE NOTES
                      (Title of the indenture securities)
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                                    FORM T-1


ITEM 1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
          TRUSTEE:

          (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT

                STATE BANKING DEPARTMENT
                235 Montgomery Street, San Francisco, California 94104

                FEDERAL RESERVE BANK OF SAN FRANCISCO
                101 Market Street, San Francisco, California 94105

                FEDERAL DEPOSIT INSURANCE CORPORATION
                Washington, D.C. 20429

          (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          No such affiliation.

ITEM 16.  LIST OF EXHIBITS.

   EXHIBIT 1.1 Articles of Incorporation of Security Trust Company, as filed in the office of the Secretary of State of the State of California on November 13, 1980 and filed in the office of the Superintendent of Banks, State of California on November 17, 1980; incorporated herein by reference as
     Exhibit 1.1 filed with Form T-1 Statement, Registration No. 33-56465.

   EXHIBIT 1.2 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Security Trust Company to Bradford Trust Company of California) as filed in the office of the Secretary of State of the State of California on January 7, 1985; incorporated herein by reference as Exhibit 1.2 on Form T-1 Statement, Registration No. 33-56465.

   EXHIBIT 1.3 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Bradford Trust Company of California to FIDATA Trust Company California) as filed in the office of the Secretary of State of the State of California on April 11, 1985; incorporated herein by reference as Exhibit 1.3 filed with Form T-1 Statement, Registration No. 33-56465.

   EXHIBIT 1.4 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from FIDATA Trust Company


                                      -1-
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     California to Wall Street Trust Company California), as filed in the office of the Secretary of State of the State of California on February 5, 1986; incorporated herein by reference as Exhibit 1.4 filed with Form T-1 Statement, Registration No. 33-56465.

EXHIBIT 1.5 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Wall Street Trust Company California to The Bank of New York Trust Company of California), as filed in the office of the Secretary of State of the State of California on April 15, 1988; incorporated herein by reference as Exhibit 1.5 filed with Form T-1 Statement, Registration No. 33-56465.

EXHIBIT 3 Copy of Certificate of the State Banking Department, State of California, dated January 24, 1994, authorizing the Trustee to transact a commercial banking business and to engage in the trust business at 700 South Flower Street, Los Angeles, California; incorporated herein by reference as Exhibit 3 filed with Form T-1 Statement, Registration No. 33-56465.

EXHIBIT 4 Copy of By-laws of the Trustee; incorporated herein by reference as
     Exhibit 4 filed with Form T-1 Statement, Registration No. 33-56465.

EXHIBIT 6 Consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit 6 filed with Form T-1 Statement, Registration No. 33-56465.

EXHIBIT 7 Copy of latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, BNY Western Trust Company, a corporation organized and existing under the laws of the state of California, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on March 25, 1997.


                                              BNY WESTERN TRUST COMPANY


                                              By:/s/ Carl Boyd
                                                 -----------------------
                                                 Carl Boyd
                                                 Assistant Vice President
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                              REPORT OF CONDITION

Consolidating domestic subsidiaries of the

BNY WESTERN TRUST COMPANY..................     of LOS ANGELES
---------------------------------------------------------------------------
              Name of Bank                                City

in the state of California     , at the close of business on December 31, 1996.
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
ASSETS

                                                                            Thousands of dollars
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin..............................      4,924
 Interest-bearing balances.......................................................     26,767
Held-to-maturity securities......................................................      2,223
Available-for-sale securities....................................................          0
Federal funds sold...............................................................      4,000
Securities purchased under agreements to resell...................................    20,000
Loans and lease financing receivables:
 Loans and leases, net of unearned income........................   0
 LESS: Allowance for loan and lease losses.......................   0
 LESS: Allocated transfer risk reserve...........................   0
 Loans and leases, net or unearned income, allowance, and reserve................         0
Trading assets...................................................................         0
Premises and fixed assets (including capitalized leases).........................       606
Other real estate owned..........................................................         0
Investments in unconsolidated subsidiaries and associated companies..............         0
Customers' liability to this bank on acceptances outstanding.....................         0
Intangible assets................................................................   134,082
Other assets.....................................................................     8,667
Total assets.....................................................................   201,269
Losses deferred pursuant to 12 U.S.C. 1823 (j)...................................         0
Total assets and losses deferred pursuant to 12 U.S.C. 1823 (j)..................   201,269





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


    LIABILITIES
      Deposits:
        In domestic offices .....................................................................   33,961
         Noninterest-bearing ................................................   33,555
         Interest-bearing ...................................................      406
      Federal funds purchased ...................................................................        0
      Securities sold under agreements to repurchase ............................................        0
      Demand notes issued to the U.S. Treasury ..................................................        0
      Trading liabilities .......................................................................        0

      Other borrowed money:                                                                        ///////
        With a remaining maturity of one year or less ...........................................        0
        With a remaining maturity of more than one year .........................................        0
      Mortgage indebtedness and obligations under capitalized leases ............................        0
      Bank's liability on acceptances executed and outstanding ..................................        0
      Subordinated notes and debentures .........................................................        0
      Other liabilities .........................................................................    1,976
      Total liabilities .........................................................................   35,937
      Limited-life preferred stock and related surplus ..........................................        0


    EQUITY CAPITAL
      Perpetual preferred stock and related surplus .............................................        0
      Common stock ..............................................................................    1,000
      Surplus ...................................................................................  157,574
      Undividend profits and capital reserves ...................................................    6,758
      Net unrealized holding gains (losses) on available-for-sale securities ....................        0
      Total equity capital ......................................................................  165,332
      Losses deferred pursuant to 12 U.S.C. 1823(j) .............................................        0
      Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j) ....................  165,332
      Total liabilities, limited-life preferred stock, equity capital and losses                   ///////
      deferred pursuant to 12 U.S.C. 1823(j) ....................................................  201,269



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